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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) August 31, 2004

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             0-24501                                    35-2016637
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     (Commission File Number)              (IRS Employer Identification No.)

    29 E. Washington Street, Shelbyville, Indiana                    46176
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2004, the Registrant and Heartland Bancshares, Inc. ("Heartland") entered into an Agreement of Affiliation and Merger (the "Merger Agreement") which provides for Heartland to merge with and into the Registrant. The banking subsidiaries of the Registrant and Heartland, Shelby County Bank and Heartland Community Bank, respectively, will also merge their operations pursuant to the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit
2.1. The Registrant and Heartland issued a joint press release announcing the execution of the Agreement on September 1, 2004, which is attached hereto as
Exhibit 99.1.

The agreement provides for a stock-for-stock merger in which 2.54 shares of Blue River common stock will be exchanged, on a tax-free basis, for each share of Heartland common stock. Blue River and Heartland also entered into reciprocal option agreements providing the other party with an option to purchase up to 19.9% of its presently outstanding common stock in certain events.

The merger is subject to approval by the shareholders of Blue River and Heartland as well as federal and state regulatory authorities and other conditions customary for transactions of this nature.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is attached hereto as Exhibit 2.1.

STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL BE ABLE TO OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT BLUE RIVER AND HEARTLAND, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE CORPORATE SECRETARY OF BLUE RIVER BANCSHARES, INC., AT 29 E. WASHINGTON STREET, P.O. BOX 927, SHELBYVILLE, INDIANA 46176, OR TO THE CORPORATE SECRETARY OF HEARTLAND BANCSHARES, INC., 420 NORTH MORTON STREET, FRANKLIN, INDIANA 46131.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

      2.1   Agreement of Affiliation and Merger, dated August 31, 2004

      99.1  Press Release, dated September 1, 2004

                                     * * * *

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BLUE RIVER BANCSHARES, INC.
                                               (Registrant)

Date: September 1, 2004                        By: /s/Lawrence T. Toombs
                                                   -----------------------------
                                                   Lawrence T. Toombs, President

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                                INDEX TO EXHIBITS

Exhibit No.     Description

2.1             Agreement of Affiliation and Merger, dated August 31, 2004

99.1            Press Release, dated September 1, 2004